SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2004

EQUITY OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

MARYLAND	1-13115	36-4151656
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

2 North Riverside Plaza	60606
Suite 2100	(Zip Code)
Chicago, Illinois
(Address of principal
executive offices)

Registrant’s telephone number, including area code: (312) 466-3300

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events

Completion of Issuance of $45,000,000 Aggregate Principal Amount of Floating Rate Notes Due 2014

               On May 26, 2004, EOP Operating Limited Partnership, or EOP Partnership, issued $45,000,000 aggregate principal amount of floating rate notes due 2014, which are fully and unconditionally guaranteed as to the payment of principal and interest by Equity Office Properties Trust, or Equity Office, EOP Partnership’s general partner. The notes were issued pursuant to an underwriting agreement dated as of May 21, 2004, a copy of which is incorporated by reference into this report as Exhibit 1.1.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

                Attached as exhibits to this report are the documents listed below:

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Exhibit	Document
1.1	Underwriting Agreement, dated May 21, 2004, by and among EOP Operating Limited Partnership, Equity Office Properties Trust and Citigroup Global Markets Inc., as underwriter (incorporated herein by reference to Exhibit 1.1 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on May 26, 2004)

4.1	Indenture, dated August 29, 2000, by and between EOP Operating Limited Partnership and U.S. Bank National Association (formerly known as U.S. Bank Trust National Association) (incorporated by reference to Exhibit 4.1 to EOP Operating Limited Partnership’s Registration Statement on Form S-3, as amended (SEC File No. 333-43530))

4.2	First Supplemental Indenture, dated June 18, 2001, among EOP Operating Limited Partnership, Equity Office Properties Trust and U.S. Bank National Association (formerly known as U.S. Bank Trust National Association) (incorporated by reference to Exhibit 4.2 to Equity Office Properties Trust’s Registration Statement on Form S-3, as amended (SEC File No. 333-58976))

4.3	$45,000,000 Note due May 27, 2014 and related Guarantee (incorporated herein by reference to Exhibit 4.3 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on May 26, 2004)

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes and related Guarantee (incorporated herein by reference to Exhibit 5.1 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on May 26, 2004)

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

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SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST
Date: May 26, 2004	By:	/s/ Marsha C. Williams
Marsha C. Williams
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Document
1.1	Underwriting Agreement, dated May 21, 2004, by and among EOP Operating Limited Partnership, Equity Office Properties Trust and Citigroup Global Markets Inc., as underwriter (incorporated herein by reference to Exhibit 1.1 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on May 26, 2004)

4.1	Indenture, dated August 29, 2000, by and between EOP Operating Limited Partnership and U.S. Bank National Association (formerly known as U.S. Bank Trust National Association) (incorporated by reference to Exhibit 4.1 to EOP Operating Limited Partnership’s Registration Statement on Form S-3, as amended (SEC File No. 333-43530))

4.2	First Supplemental Indenture, dated June 18, 2001, among EOP Operating Limited Partnership, Equity Office Properties Trust and U.S. Bank National Association (formerly known as U.S. Bank Trust National Association) (incorporated by reference to Exhibit 4.2 to Equity Office Properties Trust’s Registration Statement on Form S-3, as amended (SEC File No. 333-58976))

4.3	$45,000,000 Note due May 27, 2014 and related Guarantee (incorporated herein by reference to Exhibit 4.3 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on May 26, 2004)

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes and related Guarantee (incorporated herein by reference to Exhibit 5.1 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on May 26, 2004)

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

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